CALVERT CAPITAL
                                                     ACCUMULATION FUND

Dear Shareholder:
     This annual report for the Calvert Capital Accumulation Fund covers the 12-month period ended September 30, 1996.
     From the fourth quarter of 1995 into the first quarter 1996, the economy continued to expand at a modest pace. The Federal Reserve continued to maintain an easy monetary policy and, in late January, took steps to lower short-term interest rates. In the second quarter of 1996, the economy appeared to gain momentum, which heightened fears of inflation and increased the likelihood of a rise in interest rates. This brought about a sharp decline in stock prices.
     For the third quarter of 1996, economic growth appeared to moderate. Reports of retail sales and personal consumption pointed to a benign level of inflation. And, the most common indexes of price changes, the consumer price index and producer price index, did not indicate a build up of inflationary pressures. This served to calm the financial markets in the final months of this reporting period, and stock prices rebounded.
     Stocks closed the 12-month period with strong returns, as measured by the Standard & Poor's 500 Stock Index, which generated a one-year return of 20%. The stock market has experienced above-average volatility over the past 12 months, with prices of small-company stocks demonstrating the greatest fluctuations.
     Bond prices see-sawed throughout the period, but long-term bonds, in general, turned in flat or just slightly negative one-year returns. Money market rates continued to slide during the final quarter of 1995 and into the first quarter of 1996, then reversed course and moved higher on expectations of tighter monetary policy.
Fund Performance
     Investors in the Calvert Capital Accumulation Fund enjoyed positive returns for both the six- and 12-month periods ending September 30. The Fund's performance lagged that of its benchmark Indices for the 12-month period, due to our above-average position in the technology sector, which did not have a good showing in the fourth quarter of 1995. For the six-month period, the Fund's sizable commitments to some of the better performing sectors, including technology and financial services, pushed us ahead of the Indices.

Fund Managers' Approach
     The Calvert Capital Accumulation Fund utilizes a multi-manager approach to broaden portfolio diversification and harness the talents of many money managers. Each of the investment managers below is responsible for directing roughly one-third of Fund assets. Just after the close of period end, one management company, Apodaca-Johnston, notified Calvert Group that one of their primary money managers, Scott Johnston, was resigning. We are evaluating whether this will necessitate a change in the alloction of Fund assets among investment managers.
Apodaca-Johnston Capital Management
     Apodaca-Johnston looks for companies with small-market capitalizations, strong balance sheets and the ability to generate well-above-average earnings and revenue growth. Within that universe, they then select companies in industries they believe will outperform the broad market.
     Late in 1995, the managers restructured the portfolio to match a change in their industry focus. They eliminated holdings in the semiconductor, chip and computer equipment arena, where companies were beginning to feel the effects of an unfavorable shift in supply and demand factors, and built positions in businesses that are better positioned to meet corporations' and individuals' growing needs to manage and transmit greater amounts of information. These include networking, telecommunications and wireless communications and software companies. Network, Uniphase and DSP Communications, added good gains. Software companies Aspen Tech, Legato Systems, Mecon and Pegasystems were also strong performers.
     Apodaca-Johnston also took profits in several stocks that had met their performance expectations, including Adtrend and Teletrend (telecommunications and wireless).

Brown Capital Management
     Brown Capital Management's investment style seeks growth at a reasonable price. They look to invest in companies that are superior, in terms of management, earnings-per-share growth prospects and profitability, but not pay too much more than the market for these exceptional qualities.
     For this period, Brown Capital Management's heaviest sector weightings continued to be technology and financial services. Both areas contributed to the Fund's return, with Cisco Systems and Oracle turning in outstanding performance (up 79.9% and 66.4%, respectively). On the negative side, DSC Communications and United Healthcare, were the weakest performers. Brown sold the Fund's holdings of both companies, but would consider repurchasing the latter now that some of the pricing pressures on premiums have abated.


     Going forward, Brown will continue to focus on stocks that represent its key investment themes of productivity enhancement and the aging of America. Examples of businesses that fit this focus are technology companies with products and services that enhance efficiency and health care and financial services companies that are positioned to play a role in meeting aging Americans' medical and financial needs. Despite the extended bull market, valuations remain reasonable for the manager's favorite companies.

Fortaleza Asset Management
     Fortaleza invests in stocks of small-capitalization companies with above-average profitability, leadership positions within their industry and strong management teams. Their investment style is risk-averse, due to the enforcement of strict buy and sell guidelines.
     Technology stocks held back this portion of the portfolio during the last quarter of 1995, but this sector contributed good gains in the quarters that followed. Several plays in the health care, specialty retailing and restaurant sectors also added strong returns. These included CRA Managed Care, CKE Restaurants and Men's Wearhouse.
     Fortaleza expects lingering volatility in the equity markets in the near term, but they continue to find good opportunities among small-cap growth stocks. Prices of many of these stocks fell in July, making their valuations even more attractive. This manager will be seeking strong companies with high growth potential.
Outlook
     Stock market investors have enjoyed one of the longest bull markets in history. With such good gains being delivered quarter after quarter, it's easy to forget that the market does not move up in a straight line. While the long-term outlook for the stock market is positive, there could be considerable short-term volatility as investors attempt to determine the strength of the economy and direction of interest rates. We encourage investors to evaluate their risk exposure and make sure their investments are in-line with their long-term objectives. We appreciate your investment in the Calvert Capital Accumulation Fund.

Sincerely,




Clifton S. Sorrell
President
October 17, 1996


                                                   Portfolio Statistics

                                                Ten Largest Stock Holdings
                                                 as of September 30, 1996
                                                           % of Net Assets
--------------------------------------------------------------------------------
    T. Rowe Price Associates, Inc.                                1.3%
    Green Tree Financial Corp.                                    1.3%
    Vishay Intertechnology, Inc.                                  1.3%
    MCNCorp.                                                      1.3%
    Physician Support Systems, Inc.                               1.2%
    Cisco Systems, Inc.                                           1.2%
    Autozone, Inc.                                                1.2%
    Sterling Software, Inc.                                       1.2%
    Chase Manhattan Corp.                                         1.2%
    Solectron Corp.                                               1.1%
----------------------------------------------------------------------------
       Total                                                     12.3%
=========================================================================
                                               Average Annual Total Returns
                                           for periods ended September 30, 1996
              Class A Shares
              One Year                                   2.80%
              Since Inception (10/31/94)                22.45%
              Class C Shares
              One Year                                   6.56%
              Since Inception (10/31/94)                24.90%
                                                  Performance Comparison
                         Comparison of changes in value of $10,000 investment.










     Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.


                                             Report of Independent Accountants

To the Board of Directors of Calvert World Values Fund, Inc.
and Shareholders of Calvert Capital Accumulation Fund:

     We have audited the accompanying statement of net assets of Calvert Capital Accumulation Fund (one of the portfolios comprising Calvert World Values Fund, Inc.), as of September 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period from October 31, 1994 (commencement of operations) through September 30, 1995 and the financial highlights for the year then ended and for the period October 31, 1994 (commencement of operations) through September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Capital Accumulation Fund as of September 30, 1996, and the results of its operations, the changes in its net assets and financial highlights for the respective periods referred to above, in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
November 8, 1996


 Equity Securities - 94.7%                               Shares       Value
--------------------------------------------------------------------------------

Agriculture - 0.4%
Northland Cranberries, Inc., Class A                    9,200     $156,400
----------------------------------------------------------------------------
                                                                   156,400

Biotechnology - 2.0%
Amgen, Inc. *                                           5,200      328,250
Ibah, Inc. *                                           14,000       91,000
Idexx Laboratories, Inc. *                              6,000      271,500
Neurex Corp. *                                          8,200      156,825
---------------------------------------------------------------------------
                                                                   847,575

Business Equipment and Services - 9.0%
Amisys Managed Care Systems, Inc. *                     6,800      162,350
Analytical Surveys, Inc. *                             14,150      155,650
Cellular Technical Services, Inc. *                     9,000      177,750
Cotelligent Group, Inc. *                              15,000      236,250
Dataworks Corp. *                                       7,900      205,400
Equifax, Inc.                                          17,900      472,112
Leap Group, Inc. *                                     14,900      150,862
Lightbridge, Inc. *                                     8,000       94,313
May & Speh, Inc. *                                      9,000      180,000
Miller Herman, Inc.                                     7,400      299,700
Physician Computer Network, Inc. *                     14,900      158,312
Physician Support Systems, Inc. *                      21,900      531,075
Premenos Technology Corp. *                             7,400      150,346
Raster Graphics, Inc. *                                17,400      156,600
Restrac, Inc. *                                        14,200      266,250
Staffmark, Inc. *                                      14,800      209,050
Structural Dynamics Research Corp. (rights) *          10,000      238,750
--------------------------------------------------------------------------------
                                                                 3,844,770
--------------------------------------------------------------------------------

Chemicals - 0.5%
Minerals Technologies, Inc.                 5,947    222,269
---------------------------------------------------------------------------
                                                                   222,269
------------------------------------------------------------------------------

Communications - 4.7%
Amati Communications Corp. *                            5,700      125,400
Cisco Systems, Inc. *                                   8,200      508,912
Digital Systems International, Inc. *                  12,600      225,225
Harmonic Lightwaves, Inc. *                            11,400      223,725
Hummingbird Communications, Ltd. *                      4,000      115,000
LLC International, Inc. *                               5,400       99,431
Periphonics Corp. *                                     5,100      198,900
Remec, Inc. *                                          13,700      193,512
Teltrend, Inc. *                                        2,200       93,500
Videoserver, Inc. *                                     6,900      239,775
--------------------------------------------------------------------------------
                                                                 2,023,380

Computer - Equipment and Services - 0.5%
Encad, Inc. *                                           5,100      213,562
-------------------------------------------------------------------------------
                                                                   213,562
 Equity Securities (Cont'd)                              Shares       Value
----------------------------------------------------------------------------

Computer - Networks - 3.1%
Act Networks, Inc. *                                    7,300     $204,400
Bay Networks, Inc. *                                   13,700      373,325
Cylink Corp. *                                         12,500      179,688
Netvantage, Inc., Class A *                             6,400       93,475
Network General Corp. *                                12,000      274,500
Proxim, Inc. *                                          7,900      227,125
-------------------------------------------------------------------------------
                                                                  1,352,513

Computer - Software - 10.0%
Arbor Software Corp. *                                  3,350      143,212
Aspen Technology, Inc. *                                2,500      169,375
Axent Technologies, Inc. *                              1,700       39,593
GT Interactive Software Corp. *                        10,500      238,875
Hyperion Software Corp. *                              20,000      307,500
IDX Systems Corp. *                                     7,000      245,000
Legato Systems, Inc. *                                  8,900      422,750
McAfee Associates, Inc. *                               3,300      227,700
Microsoft Corp. *                                       1,450      191,219
Open Text Corp. *                                      15,000       90,000
Pegasystems, Inc. *                                     8,100      210,600
Quickturn Design Systems, Inc. *                       14,000      190,750
Siebel Systems, Inc. *                                  5,000      208,125
Sterling Software, Inc. *                               6,550      500,554
Systemsoft Corp. *                                      6,200      212,350
Unify Corp. *                                          11,900      157,675
Veritas Software Co. *                                  4,100      290,075
Viasoft, Inc.  *                                        8,600      361,200
Xionics Document Technologies *                         7,200      108,000
---------------------------------------------------------------------------
                                                                 4,314,553

Computer - Systems - 5.4%
Applied Microsystems Corp. *                           11,000      232,375
Imnet Systems, Inc. *                                   2,800       54,600
Nuko Information Systems, Inc. *                        9,400      173,900
Object Design, Inc. *                                  14,100      227,362
Oracle Corp. *                                         10,187      433,772
S3, Inc. *                                              9,000      177,750
Sync Research, Inc. *                                   5,900       91,450
Vanstar Corp. *                                        19,100      463,175
Verifone, Inc.  *                                       7,000      313,250
Versant Object Technology Corp. *                       6,400      152,000
----------------------------------------------------------------------------
                                                                 2,319,634

Consumer Products and Services - 1.4%
Carriage Services, Inc., Class A *                      9,400      180,950
Newell Co.                          14,300  429,245
--------------------------------------------------------------------------------
                                                                   610,195
------------------------------------------------------------------------------

Dental - 0.3%
United Dental Care, Inc. *                              4,000      143,500
-------------------------------------------------------------------------------
                                                                   143,500


 Equity Securities (Cont'd)                              Shares       Value
--------------------------------------------------------------------------

Education - 1.0%
Childrens Comprehensive Services, Inc. *               11,300     $200,575
Devry, Inc. *                                           4,500      204,750
--------------------------------------------------------------------------------
                                                                   405,325

Electrical Equipment - 1.3%
Actel Corp. *                                          10,000      192,500
Checkpoint Systems, Inc. *                              8,100      214,650
Ultrak, Inc. *                                          5,800      159,500
---------------------------------------------------------------------------
                                                                   566,650

Electronics - Defense - 0.2%
Jacobs Engineering Group, Inc. *            3,300    74,250
---------------------------------------------------------------------------
                                                                    74,250
-----------------------------------------------------------------------------

Electronics - Instruments - 0.7%
Checkfree Corp. *                                      15,000      300,000
--------------------------------------------------------------------------------
                                                                   300,000

Electronics - Semiconductors - 7.1%
Ariel Corp. *                                          17,900      210,325
Benchmarq Microelectronics, Inc. *                     14,200      147,325
CFM Technologies, Inc. *                               16,700      194,138
DSP Communications, Inc. *                              4,500      251,438
EMC Corp. *                                            19,500      441,253
Input/Output, Inc. *                                    4,000      119,000
MRV Communications, Inc. *                              8,300      213,725
Solectron Corp. *                                       9,800      480,200
Transwitch Corp. *                                     12,400       77,500
Uniphase Corp. *                                        9,000      380,250
Vishay Intertechnology, Inc.                           23,795      550,259
-----------------------------------------------------------------------------
                                                                 3,065,413

Financial Services - 4.3%
Chase Manhattan Corp.                                   6,224      498,698
Glendale Federal Bank Federal Savings Bank *           13,300      236,075
Green Tree Financial Corp.                             14,100      553,425
T. Rowe Price Associates, Inc.                         17,700      575,250
--------------------------------------------------------------------------------
                                                                 1,863,448
-----------------------------------------------------------------------------

Health Care - 4.4%
American Homepatient, Inc. *                            7,500      166,875
American Oncology Research, Inc. *                     17,000      191,250
CRA Managed Care, Inc. *                                5,500      297,000
GRC International, Inc. *                               9,400      159,800
Health Care & Retirement Corp. *                       14,750      350,385
NCS Healthcare, Inc., Class A *                         6,000      188,250
Pall Corp. (rights)                                    12,400      350,300
Renal Care Group, Inc. *                                5,000      185,000
-------------------------------------------------------------------------------
                                                                 1,888,860


 Equity Securities (Cont'd)                              Shares       Value
------------------------------------------------------------------------------

Insurance - 1.5%
AFLAC, Inc.                                            11,250     $399,375
American Bankers Insurance Group, Inc.                  5,200      260,000
--------------------------------------------------------------------------------
                                                                   659,375

Leisure - 1.3%
Anchor Gaming *                                         2,400      149,400
Carnival Corp., Class A                                13,450      416,950
---------------------------------------------------------------------------
                                                                   566,350

Medical - 7.7%
Aksys, Ltd. *                                          11,000      123,750
ALZA Corp. *                                            5,200      139,750
Cardinal Health, Inc.                                   5,500      454,438
Cytyc Corp. *                                          13,200      198,000
Hologic, Inc. *                                         5,000      140,000
Inhale Therapeutic Systems  *                          10,200      131,325
Intelligent Medical Imaging, Inc. *                     9,500      135,375
Lunar Corp. *                                           5,500      176,000
Mecon, Inc.  *                                         18,600      465,000
Medquist, Inc. *                                       12,000      243,000
Pediatrix Medical Group  *                              3,900      195,488
QLT Phototherapeutics  *                               15,100      275,103
Scherer (R.P.) Corp. *                                  8,800      429,825
Sofamor/Danek Group, Inc. *                             7,000      216,125
--------------------------------------------------------------------------------
                                                                 3,323,179

Office Equipment and Supplies - 0.6%
Corporate Express, Inc. *                               7,000      272,125
----------------------------------------------------------------------------
                                                                   272,125
-----------------------------------------------------------------------------

Oil & Gas - 3.2%
Belden & Blake Corp. *                                 11,000      255,750
Dawson Production Services, Inc. *                     12,200      155,550
MCN Corp.                                              20,200      542,875
Varco International, Inc. *                            17,000      299,625
Veritas DGC, Inc. *                                     5,600      100,800
-----------------------------------------------------------------------------
                                                                 1,354,600

Pharmaceutical - 3.1%
Agouron Pharmaceuticals, Inc. *                         5,800      253,025
Columbia Labs, Inc. *                                  15,300      187,425
Immulogic Pharmaceutical Corp. *                       20,000      162,500
Incyte Pharmaceuticals, Inc. *                          4,600      227,700
Medicis Pharmaceutical Corp., Class A *                 3,250      156,812
Nexstar Pharmaceuticals, Inc. *                         6,100      128,100
Sequus Pharmaceuticals, Inc.  *                        13,800      217,350
--------------------------------------------------------------------------------
                                                                 1,332,912
--------------------------------------------------------------------------------

Property Management - 0.8%
Rouse Co.                                              12,300      319,800
-----------------------------------------------------------------------------
                                                                   319,800
 Equity Securities (Cont'd)                              Shares       Value
--------------------------------------------------------------------------------

Real Estate - 1.5%
General Growth Properties, Inc.                        11,450     $284,819
Post Properties, Inc.                                  10,000      366,250
--------------------------------------------------------------------------------
                                                                   651,069

Restaurants - 3.9%
Applebees International, Inc.                           7,000      185,500
Buffets, Inc. *                                         3,400       35,700
Cheesecake Factory, Inc. *                             16,100      366,275
CKE Restaurants, Inc.                                   8,600      264,450
Mortons Restaurant Group, Inc. *                       11,000      192,500
Papa Johns International, Inc. *                        5,000      262,500
Rainforest Cafe, Inc. *                                11,650      361,150
----------------------------------------------------------------------------
                                                                 1,668,075

Retail - Apparel - 4.9%
AnnTaylor Stores Corp. *                                7,500      126,562
Buckle, Inc. *                                          7,000      222,250
Cutter & Buck, Inc. *                                  12,500      165,625
Gadzooks, Inc. *                                       12,200      423,950
Gymboree Corp. *                                        6,500      197,438
Noodle Kidoodle, Inc. *                                15,000      112,500
Pacific Sunwear of California *                        12,000      394,500
St. John Knits, Inc.                                    3,500      175,438
Wet Seal, Inc., Class A *           8,500   306,000
--------------------------------------------------------------------------
                                                                  2,124,263
--------------------------------------------------------------------------------

Retail - Department Stores - 0.5%
Nordstrom, Inc.                                         6,100      231,800
-------------------------------------------------------------------------------
                                                                   231,800

Retail - Discount Stores - 1.2%
Dollar General Corp.                                    13,650      424,857
Tuesday Morning Corp. *                                  4,800      88,200
-----------------------------------------------------------------------------
                                                                    513,057

Retail - Special Line - 4.8%
Autozone, Inc. *                                       17,300      501,920
Eagle Hardware & Garden, Inc. *                         7,800      210,600
Gargoyles, Inc. *                                         100        2,125
Home Depot, Inc.                                        5,600      318,500
Hot Topic, Inc. *                                         500       11,750
Just For Feet, Inc. *                                   6,000      300,750
Revco D.S., Inc. *                                     10,350      304,031
Rexall Sundown, Inc. *                                  6,200      226,300
West Marine, Inc. *                                     6,000      198,000
----------------------------------------------------------------------------
                                                                  2,073,976

Specialized Services - 0.5%
Veterinary Centers America, Inc. *                      9,300      204,019
-----------------------------------------------------------------------------
                                                                   204,019
-------------------------------------------------------------------------------



 Equity Securities (Cont'd)                              Shares       Value
--------------------------------------------------------------------

Telecommunications - 2.9%
Advanced Fibre Communications *                           200       $5,000
Brightpoint, Inc. *                                    10,000      241,250
EIS International, Inc. *                              11,000      154,000
Microcom, Inc. *                                        5,000       42,500
Orckit Communications Ltd. *                            7,700      141,034
P Com, Inc.  *                                          7,200      178,200
TCSI Corp. *                                           10,000      132,500
Westell Technologies, Class A *                         7,500      331,875
---------------------------------------------------------------------------
                                                                 1,226,359

   Total Equity Securities (Cost $33,766,875)                    40,733,256
----------------------------------------------------------------------------

                                                     Principal
 Repurchase Agreements - 7.2%                           Amount
--------------------------------------------------------------------------------

Donaldson, Lufkin, Jenrette: 5.70%, dated 9/30/96, due 10/1/96
   (Collateral:  $3,275,897, FNMA, 8.00%, 4/13/05)     $3,100,000      3,100,000
--------------------------------------------------------------------------------

   Total Repurchase Agreements (Cost $3,100,000)                       3,100,000


     TOTAL INVESTMENTS (Cost $36,866,875) - 101.9%                    43,833,256
     Other assets and liabilities, net - (1.9%)                        (835,188)
--------------------------------------------------------------------------------
     Net Assets - 100%                                               $42,998,068
================================================================================

 Net Assets Consist of:
----------------------------------------------------------------------------

Paid-in capital applicable to the following shares of common stock,
  250,000,000 shares of $0.01 par value authorized for Class A and Class C combined:
   Class A:  1,766,853 shares outstanding                       $34,001,962
   Class C:  141,637 shares outstanding                           2,801,583
Accumulated net realized gain (loss) on investments                (771,858)
Net unrealized appreciation (depreciation) on investments         6,966,381
-----------------------------------------------------------------------------
    Net assets                      $42,998,068
==========================================================================


 Net Asset Value per Share
-------------------------------------------------------------------------------

Class A (based on net assets of $39,833,981)                        $22.55
================================================================================
Class C (based on net assets of $3,164,087)                         $22.34


 Net Investment Income
-------------------------------------------------------------------------------

Investment Income
   Interest income                                                  $33,542
   Dividend income                                                   94,791
-------------------------------------------------------------------------------
     Total investment income                                        128,333

Expenses
   Investment advisory fee                                          243,241
   Transfer agency fees and expenses                                134,497
   Distribution Plan expenses:
     Class A                                                         96,724
     Class C                                                         27,695
   Directors' fees and expenses                                       2,366
   Administrative fees                                               30,405
   Custodian fees                                                    53,679
   Registration fees                                                 47,117
   Reports to shareholders                                           32,864
   Professional fees                                                  5,338
   Miscellaneous                                                     16,798
--------------------------------------------------------------------------------
     Total expenses                                                 690,724
     Fees paid indirectly                                           (53,679)
--------------------------------------------------------------------------------
       Net expenses                                                 637,045
-----------------------------------------------------------------------------
         Net Investment Income (Loss)                              (508,712)
-------------------------------------------------------------------------------

 Realized and Unrealized Gain (Loss)
 on Investments
----------------------------------------------------------------------------

Net realized gain (loss)                                           (770,972)
Change in unrealized appreciation or depreciation                 4,563,488
--------------------------------------------------------------------------------

         Net Realized and Unrealized Gain
         (Loss) on Investments                                    3,792,516
-----------------------------------------------------------------------

         Increase (Decrease) in Net Assets
         Resulting From Operations                                $3,283,804
================================================================================


 Increase (Decrease) in Net Assets
------------------------------------------------------------

Operations
   Net investment income (loss)                      $(508,712)   $(110,326)
   Net realized gain (loss)                           (770,972)     678,368
   Change in unrealized appreciation or depreciation 4,563,488    2,402,893
--------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets
     Resulting From Operations                       3,283,804    2,970,935
-----------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income:
     Class A Shares                                          -      (4,761)
   Net realized gain:
     Class A Shares                                   (495,825)          --
     Class C Shares                                    (67,810)          --
-------------------------------------------------------------------------------
   Total distributions                          `     (563,635)      (4,761)
------------------------------------------------------------------------------

Capital share transactions:
   Shares sold:
     Class A Shares                                 30,827,635   14,367,141
     Class C Shares                                  2,840,269    1,914,520
   Reinvestment of distributions:
     Class A Shares                                    477,674        4,761
     Class C Shares                                     66,109          --
   Shares redeemed:
     Class A Shares                                (10,158,587)  (1,047,166)
     Class C Shares                                 (1,877,841)    (102,790)
------------------------------------------------------------------------------
   Total capital share transactions                 22,175,259   15,136,466
--------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets             24,895,428   18,102,640

Net Assets
------------------------------------------------------------------------
Beginning of period                                 18,102,640           --
---------------------------------------------------------------------------
End of period                                      $42,998,068  $18,102,640
==============================================================================

Capital Share Activity
Shares sold:
   Class A Shares                                    1,470,804      808,632
   Class C Shares                                      137,319       97,638
Reinvestment of distributions:
   Class A Shares                                       23,450          304
   Class C Shares                                        3,242           --
Shares redeemed:
   Class A Shares                                     (477,461)     (58,876)
   Class C Shares                                      (91,346)      (5,216)
--------------------------------------------------------------------------
Total capital share activity                         1,066,008      842,482
==============================================================================




Note A-Significant Accounting Policies

     General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on October 31, 1994, offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund' capital accounts to reflect income and gains available for distribution under income tax regulations.

     Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of
 .80% of the Fund's average daily net assets.

     The Advisor reimburses the Fund for its operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average net assets: 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of $100 million.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

     The Distributor received $151,785 as its portion of the commissions charged on sales of the Fund's shares.
     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Each Director who is not affiliated with the Advisor receives an annual fee of $3,000 plus $1,000 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C-Investment Activity

     During the year, purchases and sales of investments, other than short-term securities, were $52,695,090 and $31,846,574, respectively.

     The cost of investments owned at September 30, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $6,966,381, of which $8,155,320 related to appreciated securities and $1,188,939 related to depreciated securities.

     Net realized capital loss carryforwards, for federal income tax purposes, of approximately $87,000 at year end may be utilized to offset current and future capital gains until expiration in 2004.

Class A Shares
-----------------------------------------------------------------------------

Net asset value, beginning                           $21.48          $15.00
================================================================================
Income from investment operations
   Net investment income (loss)                       (.24)           (.11)
   Net realized and unrealized gain (loss)             1.88            6.61
--------------------------------------------------------------------------------
     Total from investment operations                  1.64            6.50
Distributions from
   Net investment income                                  -          (.02)
   Net realized gain                                  (.57)               -
-------------------------------------------------------------------------
     Total distributions                              (.57)           (.02)
Total increase (decrease) in net asset value           1.07            6.48
Net asset value, ending                              $22.55          $21.48
================================================================================

Total return*                                          7.92%          43.40%
==============================================================================
Ratios to average net assets:
   Net investment income (loss)                     (1.56%)      (1.55%)(a)
   Total expenses                                    2.16%        2.35%(a)
================================================================================
   Net expenses                                       1.98%        2.06%(a)
================================================================================
   Expenses reimbursed                                    -         .05%(a)
Portfolio turnover                                     114%             95%
Average commission (rate paid)                         $.06               -
Net assets, ending (in thousands)                   $39,834         $16,111
Number of shares outstanding, ending (in thousands)   1,767             750





Class C Shares
--------------------------------------------------------------------------------

Net asset value, beginning                           $21.55          $15.00
================================================================================
Income from investment operations
   Net investment income (loss)                       (.55)           (.15)
   Net realized and unrealized gain (loss)             1.91            6.70
--------------------------------------------------------------------------------
     Total from investment operations                  1.36            6.55
Distributions from
   Net investment income                                  -               -
   Net realized gain                                  (.57)               -
--------------------------------------------------------------------------------
     Total distributions                              (.57)               -
--------------------------------------------------------------------------------
Total increase (decrease) in net asset value            .79            6.55
Net asset value, ending                              $22.34          $21.55
============================================================================

Total return*                                          6.56%          43.67%
================================================================================
Ratios to average net assets:
   Net investment income (loss)                     (2.82%)      (3.13%)(a)
   Total expenses                                    3.42%        3.79%(a)
   Net expenses                                       3.24%        3.50%(a)
   Expenses reimbursed                                    -        2.79%(a)
Portfolio turnover                                     114%             95%
Average commission (rate paid)                         $.06               -
Net assets, ending (in thousands)                    $3,164          $1,992
Number of shares outstanding, ending (in thousands)     142              92






                                                    To Open an Account:
 ................................................................................

                                                       800-368-2748

                                                    Yields and Prices:
 .......................................................................

                                                Calvert Information Network
                                                  24 hours, 7 days a week
                                                       800-368-2745

                                                        Service for
                                                     Existing Account:
 .............................................................................

                                                Shareholders: 800-368-2745
                                                   Brokers: 800-368-2746

                                                      TDDfor Hearing
                                                         Impaired:
 ............................................................................

                                                       800-541-1524

                                                      Branch Office:
 ................................................................................

                                                  4550 Montgomery Avenue
                                                        Suite 1000N
                                                 Bethesda, Maryland 20814

                                                   Registered, Certified
                                                    or Overnight Mail:
 ..........................................................................

                                                       Calvert Group
                                                    c/o NFDS, 6th Floor
                                                      1004 Baltimore
                                                Kansas City, MO 64105-1807

                                                         Web Site
 ................................................................................

                                           Address: http://www.calvertgroup.com

                                                         Principal
                                                       Underwriter:
 ................................................................................

                                                Calvert Distributors, Inc.
                                                  4550 Montgomery Avenue
                                                        Suite 1000N
                                                 Bethesda, Maryland 20814